UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)    January 4, 2007
                                           -------------------------------------


                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         California                   0-31525                68-0352144
----------------------------        ------------         -------------------
(State or other jurisdiction        (Commission            (IRS Employer
     Of incorporation)              File Number)         Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, California       95670
-----------------------------------------------------------     ----------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code       (916) 231-6700
                                                     ------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 54 Pages
The Index to Exhibits is on Page 3
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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2007, the registrant entered into Salary Continuation Agreements with Kevin B. Bender, Gregory N. Patton, and Raymond F. Byrne (the "Salary Continuation Agreements"). The Salary Continuation Agreements provide for retirement benefits in the amount of $50,000 per year for Mr. Bender and Mr. Patton and $30,000 per year for Mr. Byrne. The payments are to be made for ten
(10) years and are to begin upon retirement from the Company. The Salary Continuation Agreements vest at a rate of five (5) percent per annum. The Salary Continuation Agreements further provide for acceleration of a portion of the vesting in the event of a "change in control" as defined in the Salary Continuation Agreements, and subject to certain conditions. In addition, on January 3, 2007, the registrant modified the existing Salary Continuation Plans (the "Modifications") for David T. Taber, Mitchell A. Derenzo, and Douglas E. Tow. The Modifications add vesting provisions to the existing Salary Continuation Agreements between the company and Messrs. Taber, Derenzo, and Tow. The retirement benefits remain the same. The vesting provision for Mr. Taber is eight (8) percent per annum and the vesting provision for Mr. Derenzo and Mr. Tow is five (5) percent per annum.

The foregoing description is qualified by reference to the Salary Continuation Agreements attached as Exhibit 99.1 through Exhibit 99.3 and the Modifications attached as Exhibit 99.4 through Exhibit 99.6.


Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         (99.1) Salary Continuation Agreement between American River Bank and Kevin B. Bender.

         (99.2) Salary Continuation Agreement between American River Bank and Gregory N. Patton.

         (99.3) Salary Continuation Agreement between American River Bank and Raymond F. Byrne.

         (99.4) Modification of Salary Continuation Agreement between American River Bankshares and David T. Taber.

         (99.5) Modification of Salary Continuation Agreement between American River Bank and Douglas E. Tow.

         (99.6) Modification of Salary Continuation Agreement between American River Bank and Mitchell A. Derenzo.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
January 4, 2007                     Mitchell A. Derenzo, Chief Financial Officer


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

                                INDEX TO EXHIBITS


Exhibit No.       Description                                             Page
-----------       -----------                                             ----

  99.1            Salary Continuation Agreement between
                  American River Bank and Kevin B. Bender.                 4-16

  99.2            Salary Continuation Agreement between
                  American River Bank and Gregory N. Patton.              17-29

  99.3            Salary Continuation Agreement between
                  American River Bank and Raymond F. Byrne.               30-42

  99.4            Modification of Salary Continuation Agreement
                  between American River Bankshares and
                  David T. Taber.                                         43-46

  99.5            Modification of Salary Continuation Agreement
                  between American River Bank and Douglas E. Tow.         47-50

  99.6            Modification of Salary Continuation Agreement
                  between American River Bank and Mitchell A.
                  Derenzo.                                                51-54


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